Supplement dated May 8, 2020
to the Prospectuses, each as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/19
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/19
Columbia Global Strategic Equity Fund	6/1/19
Columbia Funds Series Trust I
Columbia Adaptive Risk Allocation Fund	10/1/19
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/19
Columbia Capital Allocation Moderate Portfolio	6/1/19
Columbia Capital Allocation Aggressive Portfolio	6/1/19
Columbia Income Builder Fund	6/1/19
Columbia Large Cap Growth Fund III changed its name to Columbia Large Cap Growth Opportunity Fund, and accordingly all references to Columbia Large Cap Growth Fund III are hereby changed.
Columbia Inflation Protected Securities Fund and Columbia Sustainable Global Equity Income ETF have been liquidated; therefore, all references to the funds as an underlying investment, as applicable, are hereby removed.
The following risks are added to Appendix C - Underlying Funds - Principal Risks for each Fund except Columbia Adaptive Risk Allocation Fund:
Environmental, Social and Governance Investing Risk. The Fund’s consideration of issuer environmental, social and corporate governance (ESG) factors may cause the Fund to invest in, forgo investing in, or sell securities of issuers, including issuers within certain industries, sectors, regions and countries, that could negatively impact Fund performance, including relative to a benchmark or other funds without such consideration of ESG factors.
LIBOR Replacement Risk. The elimination of London Inter-Bank Offered Rate (LIBOR), among other “inter-bank offered” reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
The following disclosure is added below Geographic Focus Risk in Appendix C - Underlying Funds - Principal Risks of each Fund except Columbia Adaptive Risk Allocation Fund:
Latin America Region. The Fund is particularly susceptible to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
The following replaces "Market Risk" in Appendix C - Underlying Funds - Principal Risks of each Fund:
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
SUP000_00_098_(05/20)

The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP000_00_098_(05/20)